Exhibit 10
                            NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                                           MATERIAL CONTRACTS

     The following material contracts of Navistar Financial Retail Receivables Corporation are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of December 1, 1991 between Navistar Financial Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, as Seller, and The Bank of New York, as Trustee, with respect to Navistar Financial 1991-1 Grantor Trust. Commission File No. 1-4146-1.

10.2 Navistar Financial Grantor Trusts Standard Terms and Conditions of Agreement effective December 1, 1991 between Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, with respect to Navistar Financial Grantor Trusts formed on or subsequent to December 1, 1991. Commission File No. 1-4146-1.

10.3 Purchase Agreement dated as of December 16, 1991 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1991-1 Grantor Trust. Commission File No. 1-4146-1.

10.4 Purchase Agreement dated as of November 10, 1993 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.5 Pooling and Servicing Agreement dated as of November 10, 1993 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1993-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.6 Trust Agreement dated as of November 10, 1993 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.7 Indenture dated as of November 10, 1993 between Navistar Financial 1993-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.8 Purchase Agreement dated as of May 3, 1994 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.9 Pooling and Servicing Agreement dated as of May 3, 1994 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.10 Trust Agreement dated as of May 3, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

                                                        Exhibit 10 (continued)
                            NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                                           MATERIAL CONTRACTS

10.11 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.12 Purchase Agreement dated as of August 3, 1994 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.13 Pooling and Servicing Agreement dated as of August 3, 1994 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-B Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.14 Trust Agreement dated as of August 3, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.15 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.16 Purchase Agreement dated as of December 15, 1994 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.17 Pooling and Servicing Agreement dated as of December 15, 1994 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-C Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.18 Trust Agreement dated as of December 15, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.19 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.